Exhibit 2

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D/A (including amendments thereto) with respect to the Common Stock and Class B Common Stock of IDT Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this agreement this 23rd day of June, 2003.

/S/ HOWARD S. JONAS
Howard S. Jonas

/S/ DEBORAH JONAS
Deborah Jonas

THE JONAS FAMILY LIMITED PARTNERSHIP

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	General Partner

TRUST FOR THE BENEFIT OF DAVID JONAS UNDER ARTICLE 4 OF THE HOWARD S. JONAS 1996 ANNUITY TRUST AGREEMENT

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	Trustee

By:	/S/ DEBORAH JONAS
Name:	Deborah Jonas
Title:	Trustee
TRUST FOR THE BENEFIT OF JONATHAN JONAS UNDER ARTICLE 4 OF THE HOWARD S. JONAS 1996 ANNUITY TRUST AGREEMENT

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	Trustee

By:	/S/ DEBORAH JONAS
Name:	Deborah Jonas
Title:	Trustee

TRUST FOR THE BENEFIT OF JOSEPH JONAS UNDER ARTICLE 4 OF THE HOWARD S. JONAS 1996 ANNUITY TRUST AGREEMENT

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	Trustee

By:	/S/ DEBORAH JONAS
Name:	Deborah Jonas
Title:	Trustee

TRUST FOR THE BENEFIT OF LEORA JONAS UNDER ARTICLE 4 OF THE HOWARD S. JONAS 1996 ANNUITY TRUST AGREEMENT

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	Trustee

By:	/S/ DEBORAH JONAS
Name:	Deborah Jonas
Title:	Trustee

TRUST FOR THE BENEFIT OF MICHAEL JONAS UNDER ARTICLE 4 OF THE HOWARD S. JONAS 1996 ANNUITY TRUST AGREEMENT

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	Trustee

By:	/S/ DEBORAH JONAS
Name:	Deborah Jonas
Title:	Trustee

TRUST FOR THE BENEFIT OF RACHEL JONAS UNDER ARTICLE 4 OF THE HOWARD S. JONAS 1996 ANNUITY TRUST AGREEMENT

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	Trustee

By:	/S/ DEBORAH JONAS
Name:	Deborah Jonas
Title:	Trustee

TRUST FOR THE BENEFIT OF SAMUEL JONAS UNDER ARTICLE 4 OF THE HOWARD S. JONAS 1996 ANNUITY TRUST AGREEMENT

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	Trustee

By:	/S/ DEBORAH JONAS
Name:	Deborah Jonas
Title:	Trustee

TRUST FOR THE BENEFIT OF TAMAR JONAS UNDER ARTICLE 4 OF THE HOWARD S. JONAS 1996 ANNUITY TRUST AGREEMENT

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	Trustee

By:	/S/ DEBORAH JONAS
Name:	Deborah Jonas
Title:	Trustee

HOWARD S. JONAS 1998 ANNUITY TRUST

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	Trustee

THE JONAS FOUNDATION

By:	/S/ HOWARD S. JONAS
Name:	Howard S. Jonas
Title:	Trustee

By:	/S/ DEBORAH JONAS
Name:	Deborah Jonas
Title:	Trustee

3